UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2023

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

First Amendment to Amended and Restated Credit Agreement

As previously reported in our Current Report on Form 8-K filed on January 25, 2022, we, through American Healthcare REIT Holdings, LP, as borrower, and certain of our subsidiaries, or the subsidiary guarantors, and our company, collectively as guarantors, entered into an agreement, or the 2022 Amended and Restated Credit Agreement, with Bank of America, N.A., or Bank of America, and the lenders named thereto, to obtain a credit facility with an aggregate maximum principal amount up to $1,050,000,000, or the 2022 Credit Facility.

On March 1, 2023, we entered into an amendment to the 2022 Amended and Restated Credit Agreement, or the First Amendment, with Bank of America, as administrative agent, lender and letters of credit issuer; KeyBank, National Association and Citizens Bank, National Association, as lenders and letters of credit issuers; and the lenders named thereto. We are not affiliated with Bank of America, KeyBank, National Association, Citizens Bank, National Association, or any of the lenders named thereto. The First Amendment amended certain financial covenants required to be met under Section 6.12 of the 2022 Amended and Restated Credit Agreement, including the Consolidated Leverage Ratio, Consolidated Fixed Charge Coverage Ratio and the Consolidated Unencumbered Interest Coverage Ratio, as such terms are defined in the 2022 Amended and Restated Credit Agreement, for a limited period of time.

This description of the First Amendment is qualified in its entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Except as modified by the terms of the First Amendment, the material terms of the 2022 Amended and Restated Credit Agreement remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to Amended and Restated Credit Agreement dated as of March 1, 2023, among American Healthcare REIT Holdings, L.P., American Healthcare REIT, Inc. and certain subsidiaries and Bank of America, N.A., KeyBank, National Association, Citizens Bank, National Association and certain lenders named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
March 7, 2023
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President